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                           LETTER OF CREDIT AGREEMENT

THIS LETTER OF CREDIT AGREEMENT, dated,____________________("Agreement"), between Internet Financial Services Inc., a corporation organized and existing under laws of the state of New York ( "Lessee") , and General Electric Capital Corporation, a New York corporation ("Lessor")

                                    RECITALS:

         WHEREAS, Lessee desires to lease from Lessor certain equipment or other (collectively, "Equipment") pursuant to a Master Lease Agreement dated as of _____________ (said Master Lease Agreement together with all present and future schedules thereto, as the same may be from time to time extended, amended, restated or otherwise modified, being hereinafter collectively referred to as the "Lease"); and

         WHEREAS, Lessor is unwilling to lease the Equipment to Lessee unless and until Lessee provides Lessor with certain additional assurances in the form of a letter of credit as hereinafter described;

         NOW, THEREFORE, in consideration of the above promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1. Concurrently with the execution of this Agreement, Lessee shall, at its sole cost and expense as additional security for the prompt payment and performance of all of its obligations (whether now existing or hereafter arising) under the Lease, deliver or cause to be delivered to Lessor an irrevocable standby letter of credit. ("Letter of Credit") which shall be (i) in the amount of One Hundred Fifty-Five Thousand Six Hundred Four and 16/100 US Dollars (US $155,604.16), (ii) issued by bank which is acceptable to Lessor in its sole discretion, (iii) substantially in the form of Exhibit A attached hereto (or in such other form as may be acceptable to Lessor in its sole discretion), and (iv) for an initial of one year with automatic annual renewals thereafter (without amendment except for extension of the then current expiry date by an additional year) until Lessee has received written notice from Lessor to the effect that the Letter of Credit is being released in its entirely. After all of Lessee's obligations under the Lease have been indefeasibly paid and performed in full, Lessor shall, upon the request of Lessee, release the Letter of Credit and provide Lessee with written notice to that effect. If requested by Lessor, the Letter of Credit shall, at Lessee's sole cost and expense, be accompanied by an opinion of counsel regarding its due authorization, execution, and enforceability (which opinion shall be in form and substance, and from counsel, acceptable to Lessor in its sole discretion).

         2. Lessee shall be in default under this Agreement and the Lease if for any reason whatsoever: (a) Lessor fails to receive the Letter of Credit in the time manner required herein; (b) the Letter of Credit is not automatically renewed as required 1 hereof at least thirty (30) days prior to the expiry of such Letter of Credit; (c) Lessor receives any notice to the effect that the Letter of Credit will not be automatically renewed as required herein; (d) Lessee otherwise breaches any of its obligations hereunder; or (e) Issuer fails to comply with any terms, agreement or conditions of any Letter of Credit. The foregoing events of default are in addition to, not in lieu of, those set forth in the Lease.

         3. Upon the occurrence of any default under this Agreement of the Lease, or upon the filing of any petition by or against Lessee under any bankruptcy, insolvency or similar laws, then in any such event and at any time thereafter lessor shall have the right, with or without notice to or demand upon Lessee, to draw upon the Letter of Credit, by presenting to issuer one or more sight drafts and any other necessary documents, and to receive (in a lump sum or in several sums from time to time at the sole discretion of Lessor) and retain an amount not to exceed, in the aggregate, that available under the Letter of Credit.

         4. If Lessor draws on the Letter of Credit, the proceeds received by Lessor therefrom shall be applied; first, towards costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) incurred by Lessor in connection with such draw or in otherwise enforcing its rights and remedies hereunder; second, towards any rent or other sums of any kind then due and unpaid by Debtor under the Lease; the third, at Lessor's option either (I) towards the Stipulated Loss Value calculated as provided in the Lease or (ii) Lessor may hold any such proceeds as additional security (commingled with its owns funds without any need to pay interest or income thereon) for any further obligations of Lessee under Lease, including ,without limitation, any rent or other sums of any kind that may become due under the Lease and /or the Stipulated Loss Value calculated as provided in the Lease. Once all obligations of Lessee under the Lease have been indefeasibly paid and performed in full, any remaining excess proceeds from the Letter of Credit shall be remitted by Lessor to Lessee. In any event, Lessee shall remain liable for any deficiency under Lease.

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         5. Lessor's rights and remedies under this Agreement (including, without limitation, the right to draw upon the Letter of Credit), the Lease or otherwise are cumulative and may be exercised singularly or concurrently. Neither any failure nor delay on the part of Lessor to draw upon the Letter of Credit or to exercise any other rights or remedies shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or any other right or remedy howsoever arising. Under no circumstances shall Lessor be deemed or construed to have waived its right to draw upon the Letter of Credit or to exercise any of its other rights or remedies unless such waiver of such right or remedy on any future occasion or as a waiver of any other right or remedy,

         6. LESSEE AND LESSOR HEREBY UNCONDITIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR IN CONNECTION WIH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, THE LETTER OF CREDIT, THE LEASE, ANY DOCUMENTS RELATING HERETO OR THERETO, ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT(INCLUDING,WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORRALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS AGREEMENT, THE LETTER OF CREDIT, THE LEASE OR ANY DOCUMENTS RELATING HERETO OR THERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

         7. Any notices to be given in connection herewith shall be delivered in the manner contemplated by the Lease. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior understandings (whether written, verbal, implied or otherwise) with respect thereto. None of the terms hereof may be amended, waived or otherwise modified except pursuant to a written instrument duly executed by the party to be charged. Lessor may assign its rights hereunder at any time, but Lessee may not do so without the prior written consent of Lessor. This Agreement shall be binding upon, and shall inure to the benefit of, Lessor, Lessee, and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, Lessee an Lessor have caused their duly authorized representatives to execute and deliver this Agreement on the year and day first above written.


LESSOR:                                         LESSEE:
General Electric Capital Corporation            Internet Financial Services Inc.

By: ____________________________                By: ____________________________

Name: __________________________                Name: __________________________

Title: _________________________                Title: _________________________